UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

(303) 626-8200

(Registrant’s telephone number, including
area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Southeast and Collins/Purvis Terminaling Services Agreement

On July 16, 2013, TransMontaigne Partners L.P. (“the Partnership”) entered into an amendment to the existing terminaling services agreement with Morgan Stanley Capital Group Inc. (“Morgan Stanley”), which indirectly controls TransMontaigne GP L.L.C., the Partnership’s general partner, relating to the Partnership’s Southeast terminals.   The terminaling services agreement, which was originally set to expire on December 31, 2014, was extended to continue in effect through July 31, 2015, after which it will continue unless and until Morgan Stanley provides the Partnership at least twenty four months’ prior notice of Morgan Stanley’s intent to terminate the agreement at the end of the initial term or during the renewal term. The agreement was renewed at the same throughput rates and minimum throughput commitment as the existing agreement.  Under this agreement, Morgan Stanley agreed to throughput a volume of refined product at the Southeast terminals that will, at the fee schedule contained in the agreement, result in minimum throughput payments to the Partnership of approximately $36.1 million for the contract year ending December 31, 2013, with stipulated annual increases in throughput payments each contract year thereafter.

The foregoing description of the amendment is qualified in its entirety by reference to the Sixth Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, filed as Exhibit 10.1 to this report, incorporated herein by reference.

Florida-Midwest Terminaling Services Agreement

On July 16, 2013, the Partnership entered into an amendment to the existing terminaling services agreement with Morgan Stanley relating to the Partnership’s Florida terminals and the Mt. Vernon, Missouri and Rogers, Arkansas terminals (the “Razorback Terminals”).   The terminaling services agreement, which was originally set to expire on May 31, 2014, was extended through January 31, 2015, after which it will continue unless and until Morgan Stanley provides the Partnership at least eighteen months’ prior notice of Morgan Stanley’s intent to terminate the agreement in its entirety, or terminate the agreement with respect to one or more of the Florida terminals, subject to certain early termination rights granted to the Partnership.  As previously disclosed in the Partnership’s quarterly report on Form 10-Q for the quarter ended March 31, 2013, the portion of the services agreement relating to the Florida tanks presently dedicated to bunker fuels and the Razorback Terminals will not be renewed and will expire on May 31, 2014.   For the year ended December 31, 2012, the revenues attributable to the Florida bunker fuels tanks as well as the Razorback terminals were approximately 14% of the Partnership’s total revenue.  Under this agreement, Morgan Stanley agreed to throughput a volume of refined product that will, at the fee and tariff schedule contained in the agreement, result in minimum throughput payments to the Partnership of approximately $37.3 million for the contract year ending May 31, 2013 and approximately $37.6 million for the contract year ending May 31, 2014, with stipulated annual increases in throughput payments each contract year thereafter.

The Florida light-oil terminaling capacity was renewed at the same throughput rates and minimum throughput commitment as the existing agreement.   In addition, Morgan Stanley and TransMontaigne Inc. agreed to surrender their rights of first refusal under the Florida-Midwest terminaling services agreement with respect to any storage capacity under the agreement that terminates or is not renewed following the effective date of the amendment.

The foregoing description of the amendment is qualified in its entirety by reference to the Fifth Amendment to Terminaling Services Agreement — Florida and Midwest, filed as Exhibit 10.2 to this report, incorporated herein by reference.

Omnibus Agreement

On July 16, 2013, the Partnership and TransMontaigne GP L.L.C. entered into the First Amendment to Amended and Restated Omnibus Agreement, by and between the Partnership, TransMontaigne GP L.L.C., TransMontaigne Operating GP L.L.C., TransMontaigne Operating Company L.P., and TransMontaigne Inc. Under the omnibus agreement, the Partnership pays TransMontaigne Inc. an administrative fee for the provision of various general and administrative services for the Partnership’s benefit. The administrative fee includes expenses incurred by TransMontaigne Inc. to perform centralized corporate functions, such as legal, accounting, treasury, insurance administration and claims processing, health, safety and environmental, information technology, human resources, credit, payroll, taxes and engineering and other corporate services, to the extent such services are not outsourced by TransMontaigne Inc.

The omnibus agreement, which was set to expire on December 31, 2014, was extended to continue in effect until the earlier to occur of TransMontaigne Inc. ceasing to control the general partner or at the election of either the Partnership or TransMontaigne Inc. following at least two years’ prior written notice to the other parties.  The fee structure and reimbursement provisions payable by the Partnership remain unchanged from the existing omnibus agreement.  For the 2013 fiscal year, the annual administrative fee payable to TransMontaigne Inc. is approximately $11.0 million.  In addition, TransMontaigne Inc. agreed to waive its existing right of first refusal on the Partnership’s assets and terminaling capacity such that in the event TransMontaigne Inc. or Morgan Stanley elects to terminate any existing terminaling services agreement (or storage capacity therein) or in the event an existing agreement expires and is not renewed, then the right of first refusal with respect to the applicable storage capacity thereunder terminates.

The foregoing description of the omnibus agreement amendment is qualified in its entirety by reference to the First Amendment to Amended and Restated Omnibus Agreement filed as Exhibit 10.3 to this report, incorporated herein by reference.

Relationships

MSCG is a wholly owned subsidiary of Morgan Stanley, which owns an approximately 3.05% limited partner interest in the Partnership and all of the issued and outstanding capital stock of TransMontaigne Inc.  TransMontaigne Inc. owns an approximately 18.54% limited partner interest in the Partnership and, through its ownership of TransMontaigne GP L.L.C., all of the Partnership’s incentive distribution rights and a 2.0% general partner interest in the Partnership.

Each of the parties to the omnibus agreement amendment, other than TransMontaigne Inc., is a wholly owned subsidiary of the Partnership.

Item 8.01  Other Events.

On July 17, 2013, the Partnership issued a press release regarding the events described in Item 1.01 above, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Sixth Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, dated as of July 16, 2013 by and between TransMontaigne Partners L.P. and Morgan Stanley Capital Group Inc.

10.2	Fifth Amendment to Terminaling Services Agreement — Florida and Midwest, dated as of July 16, 2013 by and between TransMontaigne Partners L.P. and Morgan Stanley Capital Group Inc.

10.3

First Amendment to Amended and Restated Omnibus Agreement, dated as of July 16, 2013 by and among TransMontaigne Inc., TransMontaigne GP L.L.C., TransMontaigne Partners L.P., TransMontaigne Operating GP L.L.C., and TransMontaigne Operating Company L.P.

99.1	TransMontaigne Partners L.P. Press Release dated July 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.
	By:	TransMontaigne GP L.L.C., its general partner

Date: July 17, 2013

	By:	/s/ Michael A. Hammell
Michael A. Hammell Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Sixth Amendment to Terminaling Services Agreement — Southeast and Collins/Purvis, dated as of July 16, 2013 by and between TransMontaigne Partners L.P. and Morgan Stanley Capital Group Inc.

10.2	Fifth Amendment to Terminaling Services Agreement — Florida and Midwest, dated as of July 16, 2013 by and between TransMontaigne Partners L.P. and Morgan Stanley Capital Group Inc.

10.3

First Amendment to Amended and Restated Omnibus Agreement, dated as of July 16, 2013 by and among TransMontaigne Inc., TransMontaigne GP L.L.C., TransMontaigne Partners L.P., TransMontaigne Operating GP L.L.C., and TransMontaigne Operating Company L.P.

99.1	TransMontaigne Partners L.P. Press Release dated July 17, 2013.